Exhibit 99.2

FINANCIAL STATEMENTS

(UNAUDITED)

JUNE 30, 2018

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MARKER THERAPEUTICS, INC.

Page
Financial Statements (Unaudited)
Condensed Balance Sheets as of June 30, 2018 and December 31, 2017	3
Condensed Statements of Operations for the six months ended June 30, 2018 and 2017	4
Condensed Statement of Stockholders’ Equity for the six months ended June 30, 2018	5
Condensed Statements of Cash Flows for the six months ended June 30, 2018 and 2017	6
Notes to Condensed Financial Statements	7-11

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MARKER THERAPEUTICS, INC.

CONDENSED BALANCE SHEET
(Unaudited)

	June 30, 2018	December 31, 2017
ASSETS
Current assets
Cash and cash equivalents	$77,244	$85,059
Total current assets	77,244	85,059
TOTAL ASSETS	$77,244	$85,059
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable (including related party of $8,482)	$73,413	$335
Loan payable to related party	100,000	—
Total current liabilities	173,413	335
Total liabilities	173,413	335
Commitments and contingencies
Series A preferred stock, $0.0001 par value; 10,000,000 shares authorized; 0 shares issued and outstanding as of June 30, 2018 and December 31, 2017	—	—
Stockholders’ equity (deficiency)
Common stock, $0.0001 par value; 23,222,224 shares authorized; 11,200,002 and 10,000,002 shares issued and outstanding as of June 30, 2018 and December 31, 2017, respectively	1,120	1,000
Additional paid-in capital	5,321,900	374,000
Accumulated deficit	(5,419,189)	(290,276)
Total stockholders’ equity (deficiency)	(96,169)	84,724
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$77,244	$85,059

The accompanying notes are an integral part of these unaudited financial statements.

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MARKER THERAPEUTICS, INC.

CONDENSED STATEMENT OF OPERATIONS

(Unaudited)

	Six Months Ended
	June 30, 2018	June 30, 2017
Operating expenses:
General and administrative	$180,893	$188,476
Research and development – license	4,948,020	—
Research and development	—	53,627
Total operating expenses	5,128,913	242,103
Loss from operations	(5,128,913)	(242,103)
Net loss	$(5,128,913)	$(242,103)
Net loss per share, basic and diluted	$(0.48)	$(0.15)
Weighted average common shares outstanding, basic and diluted	10,709,394	1,657,459

The accompanying notes are an integral part of these unaudited financial statements.

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MARKER THERAPEUTICS, INC.

CONDENSED STATEMENT OF STOCKHOLDERS’ EQUITY

(Unaudited)

	Common stock		Additional paid-in capital	Accumulated Deficit	Total stockholders’ Equity
	Shares	Amount
Balance as of January 1, 2018	10,000,002	$1,000	$374,000	$(290,276)	$84,724
Issuance of common stock to acquire license	1,200,000	120	4,947,900	—	4,948,020
Net loss	—	—	—	(5,128,913)	(5,128,913)
Balance as of June 30, 2018	11,200,002	$1,120	$5,321,900	$(5,419,189)	$(96,169)

The accompanying notes are an integral part of these unaudited financial statements.

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MARKER THERAPEUTICS, INC.

CONDENSED STATEMENT OF CASH FLOWS

(Unaudited)

	Six Months Ended
	June 30, 2018	June 30, 2017
Cash flows from operating activities
Net loss	$(5,128,913)	$(242,103)
Adjustments to reconcile net loss to net cash used in operating activities:
Research and development license expenses	4,948,020	—
Increase in cash resulting from changes in assets and liabilities:
Prepaid expenses	—	5,356
Accounts payable	73,078	67,306
Net cash used in operating activities	(107,815)	(169,441)
Cash flows from financing activities
Proceeds from issuance of Series A preferred stock	—	3,000,000
Proceeds from issuance of loan to related party	100,000	46,000
Capital distribution	—	(10,000)
Net cash provided by (used in) financing activities	100,000	3,036,000
Net (decrease) increase in cash and cash equivalents ,	(7,815)	2,866,559
Cash and cash equivalents, at the beginning of the period	85,059	11,007
Cash and cash equivalents, at the end of the period	$77,244	$2,877,566
Supplemental disclosure of cash flow information:
Cash paid for interest	$—	$—

The accompanying notes are an integral part of these unaudited financial statements.

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MARKER THERAPEUTICS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)

Note 1 — Organization, Plan of Business Operations

Marker Therapeutics Inc. (the “Company”) was formed as Marker Therapeutics, LLC on December 11, 2015, by John Wilson and the members of the Baylor College of Medicine (“BCM”) research team, with the goal of licensing from BCM certain technology being developed for BCM by the research team. BCM has a policy that any technology license requires the approval of the researchers working on the subject technology, so Marker had the first right to license the technology, subject to finding outside financing and negotiating mutually acceptable terms with BCM.

The Company may seek to obtain additional capital through the sale of debt or equity financings or other arrangements to fund its research and development activities as well as its operations; however, there can be no assurance that the Company will be able to raise needed capital under acceptable terms, if at all. The sale of additional equity may dilute existing stockholders and newly issued shares may contain senior rights and preferences compared to currently outstanding shares of common stock. Issued debt securities may contain covenants and limit the Company’s ability to pay dividends or make other distributions to stockholders. If the Company is unable to obtain such additional financing, future operations would need to be scaled back or discontinued.

Note 2 — Liquidity, Financial Condition and Management’s Plans

The Company has had limited operating activities to date, substantially all of which have been devoted to seeking financing to fund future research and development activities. The Company has financed its operations since inception using proceeds received from capital contributions made by its stockholders and proceeds in financing transactions.

Notwithstanding, the Company has no revenues, limited capital resources and is subject to all of the risks and uncertainties that are typical of an early stage enterprise. Significant uncertainties include, among others, whether the Company will be able to raise the capital it needs to finance its longer-term operations and whether such operations, if launched, will enable the Company to sustain operations as a profitable enterprise.

The Company’s working capital needs are influenced by the level of operations, and generally decrease with higher levels of revenue. The Company had cash of approximately $77,000 and working capital deficit of approximately $96,000 at June 30, 2018. The Company expects to incur losses into the foreseeable future as it undertakes its efforts to execute its business plans.

The Company will require significant additional capital to sustain its short-term operations and make the investments it needs to execute its longer-term business plan. The Company’s existing liquidity is not sufficient to fund its operations and anticipated capital expenditures for the foreseeable future. The Company is currently seeking to obtain additional debt or equity financing, however there are currently no commitments in place for further financing nor is there any assurance that such financing will be available to the Company on favorable terms, if at all.

Because of recurring operating losses, net operating cash flow deficits, and an accumulated deficit, there is substantial doubt about the Company’s ability to continue as a going concern for one year from the issuance of the financial statements. The financial statements have been prepared assuming the Company will continue as a going concern. The Company has not made adjustments to the accompanying financial statements to reflect the potential effects on the recoverability and classification of assets or liabilities should the Company be unable to continue as a going concern.

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MARKER THERAPEUTICS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

(Unaudited)

Note 3 — Summary of Significant Accounting Policies

Basis of Presentation

The Company maintains its books of account and prepares financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s fiscal year ends on December 31 st . The accompanying unaudited condensed financial statements have been prepared in accordance with “GAAP” for interim financial information. Accordingly, since they are interim statements, the accompanying unaudited condensed financial statements do not include all of the information and notes required by GAAP for annual financial statements, but in the opinion of the Company’s management, reflect all adjustments consisting of normal, recurring adjustments, that are necessary for a fair presentation of the financial position, results of operations and cash flows for the interim periods presented. Interim results are not necessarily indicative of results for a full year. The condensed financial statements and notes should be read in conjunction with the financial statements and notes for the period ended December 31, 2017.

Use of Estimates

In preparing condensed financial statements in conformity with U.S. GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of expenses during the reporting period. Due to inherent uncertainty involved in making estimates, actual results reported in future periods may be affected by changes in these estimates. On an ongoing basis, the Company evaluates its estimates and assumptions. These estimates and assumptions include valuing equity securities in license purchase.

Significant Accounting Policies

There have been no material changes in the Company’s significant accounting policies to those previously disclosed in the 2017 Annual Report.

New Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (“FASB”) or other standard setting bodies that we adopt as of the specified effective date. Unless otherwise discussed, we do not believe that the impact of recently issued standards that are not yet effective will have a material impact on our financial position or results of operations upon adoption.

Recent Adopted Accounting Pronouncements

In January 2017, the FASB issued ASU No. 2017-01, “Business Combinations (Topic 805) Clarifying the Definition of a Business”, The amendments in this ASU clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets o businesses. The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. The guidance is effective for annual periods beginning after December 15, 2017, including interim periods within those periods. Early adoption is permitted, including for interim or annual periods for which the financial statements have not been issued or made available for issuance. The Company adopted this guidance on January 1, 2018 and the adoption of ASU 2017-01 did not have a material impact on the Company’s condensed financial statements.

Note 4 — Merger Agreement

On May 15, 2018, the Company entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with the Company, TapImmune Inc. (“TapImmune”), and Timberwolf Merger Sub, Inc. (“Merger Sub”). Subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into Marker (the “Merger”), with Marker surviving the Merger as a wholly owned subsidiary of TapImmune (the “Surviving Corporation”).

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MARKER THERAPEUTICS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)

At the effective time of the Merger (the “Effective Time”), each outstanding share of the Company’s common stock will be converted into the right to receive (i) shares of TapImmune’s common stock, par value $0.001 per share (“TapImmune Common Stock”), in an amount equal to the exchange ratio calculated pursuant to the Merger Agreement (the “Stock Exchange Ratio”), and (ii) warrants to purchase TapImmune Common Stock, in an amount equal to the exchange ratio calculated pursuant to the Merger Agreement (the “Warrant Exchange Ratio”).

The Merger Agreement contains customary representations, warranties and covenants made by TapImmune and the Company, including covenants relating to obtaining the requisite approvals of the stockholders of TapImmune and the Company, indemnification of directors and officers, and TapImmune’s and the Company’s conduct of their respective businesses between the date of signing of the Merger Agreement and the closing of the Merger.

The issuance of TapImmune Common Stock and other transactions contemplated by the Merger Agreement are subject to approval by TapImmune’s stockholders. The Merger is subject to other customary closing conditions, including, among other things, the accuracy of the representations and warranties, subject generally to an overall material adverse effect qualification, compliance by the parties with their respective covenants and no existence of any law or order preventing the Merger and related transactions.

The Merger Agreement contains certain termination rights for both TapImmune and the Company and provides for the payment of a termination fee of  $1,500,000 by TapImmune to the Company upon termination of the Merger Agreement under specified circumstances. In connection with a termination of the Merger Agreement under specified circumstances involving competing transactions, a willful, intentional and material breach of the non-solicitation obligations by us, a change in our board of directors’ recommendation of the Merger to the stockholders or other triggering events, Tapimmune may be required to pay the Company reimbursement for certain fees and expenses up to $500,000. In connection with a termination of the Merger Agreement under specified circumstances involving the failure of the Company stockholders to approve the Merger Agreement within 24 hours of signing the Merger Agreement, intentional and material breach of the non-solicitation obligations by the Company or other triggering events, the Company may be required to pay our reimbursement for certain fees and expenses up to $500,000. The Merger Agreement may also be terminated by either us or the Company if the merger has not been consummated by September 15, 2018, subject to an extension of an additional 60 days if our proxy statement is being reviewed or commented upon by the SEC.

Following the Merger, the board of directors of the TapImmune will consist of six directors and will be comprised of  (i) three members designated by the Company, and (ii) three members designated by us.

If the proposed merger with TapImmune Inc. is not consummated, Marker will continue being a virtual company with no operations. Marker will need to seek other sources of funding in order to build its operations.

Note 5 — Licenses Acquired

On March 16, 2018, the Company entered into a License Agreement (the “Agreement”) with BCM. Under the terms of the Agreement, the Company was required to make equity awards as upfront payments and payments upon the achievement of certain milestones. As partial consideration for the license, the Company issued 1,200,000 shares of common stock at fair value of approximately $5.0 million to BCM.

In accordance with ASC 730-10-25-1, Research and Development, costs incurred in obtaining technology licenses are charged to research and development expense if the technology licensed has not reached technological feasibility and has no alternative future use. The licenses purchased by the Company require substantial completion of research and development, regulatory and marketing approval efforts in order to reach technological feasibility. As such, for the six months ended June 30, 2018, the purchase price of licenses acquired was classified as research and development-licenses acquired in the Condensed Statements of Operations.

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MARKER THERAPEUTICS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)

This transaction was accounted for as an asset acquisition pursuant to ASU 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, as the majority of the fair value of the assets acquired was concentrated in a group of similar assets, and the acquired assets did not have outputs or employees.

Note 6 — Outstanding Debt

On June 11, 2018, the Company’s Chief Executive Officer, John Wilson loaned the Company $100,000 to enable it to pay transaction expenses.

During the six months ended June 30, 2017, Mr. Wilson loaned additional $46,000 (the “Loan”) to the Company. The Loan was paid back entirely on June 26, 2017.

As of June 30, 2018, the outstanding debt balance was $100,000. No debt was outstanding as of December 31, 2017.

Note 7 — Net Loss per Share Applicable to Common Stockholders

Basic loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding during the reporting period. Diluted loss per common share is computed similar to basic loss per common share except that it reflects the potential dilution that could occur if dilutive securities or other obligations to issue common stock were exercised or converted into common stock.

Note 8 — Related Party Transactions

Wilson Wolf Manufacturing

John Wilson, the Company’s Chief Executive Officer, owns 100% of Wilson Wolf Manufacturing, which is a supplier of the Company.

During the six months ended June 30, 2018 and 2017, expenses incurred related to Wilson Wolf Manufacturing were approximately $8,000 and $11,000, respectively, which were recorded as part of general and administrative costs.

Note 9 — Temporary Equity

Preferred Stock

The Company has authorized up to 10,000,000 shares of preferred stock, $0.0001 par value per share, for issuance. The preferred stock will have such rights, privileges and restrictions, including voting rights, dividend conversion rights, redemption privileges and liquidation preferences, as shall be determined by the Company’s board of directors upon its issuance.

The Series A preferred stock holders control the Board. Consequently, the Series A preferred shareholders could force a deemed liquidation event by virtue of their Board control. As such, redemption of the Series A, upon a deemed liquidation event, is not solely within the control of the Company. Therefore, the Series A preferred stock was classified in temporary equity.

On June 5, 2017, the Company entered into a Series A Preferred Stock Purchase Agreement with an investor pursuant to which the Company received proceeds of  $3.0 million. The Company issued 1,500,000 shares of Series A preferred stock at a purchase price of  $2.00 per share.

There was no preferred stock outstanding as of June 30, 2018 and December 31, 2017.

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MARKER THERAPEUTICS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS
(Unaudited)

Note 10 — Stockholders’ Equity

Common Stock

The Company has authorized 23,222,224 shares of common stock, $0.0001 par value per share, for issuance. Each share of common stock is entitled to one vote. Common stock owners are entitled to dividends when funds are legally available and declared by the Boa

2018 Common Stock Transactions

On March 16, 2018, the Company entered into a License Agreement (the “Agreement”) with BCM. The Company issued 1,200,000 shares of common stock at fair value of approximately $5.0 million.

Note 11 — Commitments and Contingencies

Litigation

The Company is not a party to any material legal proceedings and is not aware of any pending or threatened claims. From time to time, the Company may be subject to various legal proceedings and claims that arise in the ordinary course of its business activities.

Note 12 — Subsequent Events

Subsequent events have been evaluated through September 7, 2018, which is the date the financial statements were available to be issued. All appropriate subsequent event disclosures, if any, have been made in the notes to the unaudited condensed financial statements.

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